AMAG Pharmaceuticals Q3-2017 Financial Results & Corporate Update November 2, 2017 1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, beliefs regarding the Makena market opportunity and Makena’s position in the market; future growth drivers for Makena, including its ability to continue to gain share from compounders, grow the Makena @Home administration, expand use in the late preterm birth segment, prepare to launch the Makena subcutaneous auto-injector and prepare for potential competitive threat; growth drivers for Cord Blood Registry (CBR), including plans to differentiate CBR’s offerings, build value proposition on storing newborn stem cells and leverage advancements in stem cell research; growth drivers for Feraheme, including continued growth in key segments, completion of recent group purchasing organization (GPO) sales, optimizing net revenue per gram, and expectations that the size of the addressable market, if the broader indication is approved, would double and would require minimal sales force expansion; expectations regarding the commercial opportunity and revenue potential of Intrarosa, including the number of women who suffer from dyspareunia in the U.S.; Intrarosa launch priorities, including affordable access for patients and increased market awareness and physician prescribing; AMAG’s unrestricted commercial coverage goal of 65% by year end; beliefs that Intrarosa prescriptions will increase as healthcare professionals gain clinical experience; AMAG’s 2017 updated financial guidance, including forecasted GAAP and non-GAAP revenues, GAAP net income and operating income, and non-GAAP adjusted EBITDA; beliefs that AMAG’s strong cash and investments balance and positive EBITDA generation support investments in its’ portfolio development; expectations regarding regulatory timelines for Intrarosa, authorized generic readiness for the Makena intramuscular formulation, the Makena subcutaneous auto-injector, the Feraheme broader label, bremelanotide and Velo, including anticipated FDA actions and commercial launches for each product, as applicable; and AMAG’s key priorities related to its products and product candidates, portfolio expansion and financial goals; are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, those risks identified in AMAG’s Securities and Exchange Commission (“SEC”) filings, including its Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent filings with the SEC. AMAG cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. AMAG Pharmaceuticals® and Feraheme® are registered trademarks of AMAG Pharmaceuticals, Inc. MuGard® is a registered trademark of Abeona Therapeutics, Inc. Makena® is a registered trademark of AMAG Pharmaceuticals IP, Ltd. Cord Blood Registry® and CBR® are registered trademarks of Cbr Systems, Inc. Intrarosa® is a trademark of Endoceutics, Inc. 2

Q3-2017 Earnings Call Agenda Q3-2017 Highlights and Recent Events 1 5 Q&A 2 Product Portfolio Commercial Overview 4 Key Priorities and Closing Remarks 3 Financial Results and Guidance Update 3

Bill Heiden President & CEO Q3-2017 Highlights and Recent Events 4

AMAG’s Expanding Portfolio of Products Feraheme  Treatment of iron deficiency anemia (IDA) in adult patients with chronic kidney disease (CKD)  The only FDA-approved therapy to reduce recurrent preterm birth in certain at-risk women  World’s largest umbilical cord stem cell collection and storage company  Candidate for the treatment of severe preeclampsia  An investigational product for the on- demand treatment of hypoactive sexual desire disorder (HSDD) MuGard  Management of oral mucositis, a common side effect of radiation or chemotherapy Maternal and Women’s Health Hematology / Oncology Pregnancy & Birth Wellness Post-Menopausal Health Makena Velo Option Cord Blood Registry Bremelanotide Intrarosa  FDA-approved locally administered non- estrogen1 product to treat moderate to severe dyspareunia (pain during sex), a symptom of VVA, due to menopause, which does not carry a boxed warning in its label 5 1 Intrarosa is converted by enzymes in the body into androgens and estrogens, though the mechanism of action is not fully established.

Q3 Highlights and Recent Events

Women's Health

Intrarosa

- Launched the first and only FDA-approved locally administered non-estrogen product for dyspareunia on July 24
- Phase 3 study initiated to assess the effectiveness of Intrarosa for HSDD (hypoactive sexual desire disorder) in post-menopausal women

Bremelanotide

- Held productive pre-NDA meeting with FDA
- Expect to submit NDA for bremelanotide in Q1-2018 for HSDD for pre-menopausal women

Maternal Health

Makena

- Achieved Makena market share of greater than 50%

CBR

- Reached 700,000 cord blood and cord tissue units stored
- CBR held its first ever Facebook live event generating >200,000 views amag PHARMACEUTICALS
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Q3 Highlights and Recent Events Cont.

Hematology

Feraheme

- Received FDA acceptance for review of Feraheme submission to broaden the current label to include the treatment of all adults with IDA with February 2, 2018 PDUFA date
- Feraheme abstracts selected for:
  - Nov. 3 podium presentation at ASN (Phase 3 hypophosphatemia data)
  - Dec. 11 poster presentation at ASH (Phase 3 safety and efficacy data)

Financial

- Grew GAAP revenue
  - 19% increase YTD-2017 compared with YTD-2016
  - 7% increase in Q3-2017 compared with Q3-2016
- Further delevered by ~$45M
  - $20M of convertible senior notes due in 2019 repurchased in Sept. 2017
  - $25M of 7.785% Senior Notes due in 2023 repurchased in Oct. 2017
- Ended Q3-2017 with ~$394M of cash and investments

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Product Portfolio Commercial Overview Nik Grund Chief Commercial Officer 8

MATERNAL HEALTH: MAKENA

Makena: Continued Growth

Estimated Makena Market Share up 3 percentage points over Q2-2017[1]


September 30, 2017
Makena
50%
Off Guidance[3]
30%
Compounded
Hydroxyprogesterone
Caproate
20%

$1B Market Opportunity[2]


Makena Revenue ($M)
+5%
$93.4
$97.6
Q3-2016
Q3-2017

[1] Company estimates Makena market share based on distributor dispensing data and all other market share based on physician market research data conducted by AMAG.

[2] Based on 140,000 patients, >16 injections/patient and net revenue of ~$425-$450/injection.

[3] Off guidance represents patients treated outside guidance of Society for Maternal Fetal Medicine, including patients treated with unapproved therapies and untreated patients.

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Inventory Weeks on Hand 2.6 2.9 2.4 est. 2.6 Makena: Increasing Underlying Demand1 M A T E R N A L H E A L T H : M A K E N A Makena Ex-factory Doses Makena Demand Doses 0 50 100 150 200 250 Q1-2017 Q2-2017 Q3-2017 Q4-2017 guidance (thousands) 1 Based on actual dispensing (shipments to physician/hospital/patients) data (doses) from the company’s distributor network. Q3 Revenue Impacts  Storm impact depressing dose per patient and slowing new enrollments  Timing of July 4th holiday drove up end of Q2 inventory  No increase in dose per patient and lower than expected share gains 10

MATERNAL HEALTH: MAKENA

Makena Growth Drivers

1. Prepare for Q1-2018 launch of sub-q auto-injector[1]
2. Continue share gains from compounders and grow Makena @Home administration
3. Expand use in late preterm birth segment
4. Prepare for potential competitive threat in 2018



[1] If regulatory approval is received.

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CBR: Attractive Recurring Revenue Stream 12 Differentiate CBR’s offerings – Grew first time enrollments, the most profitable segment – Held first ever CBR Facebook live event 1 Build value proposition on storing newborn stem cells – Harmonizing annual storage price – Stabilized new enrollment pricing 2 Leverage advancements in stem cell research with OB/GYN’s and pregnant families 3 CBR 2017 Growth Drivers $28.0 $29.4 Q3-2016 Q3-2017 GAAP CBR Revenue ($M) $30.0 $30.8 Q3-2016 Q3-2017 Non-GAAP CBR Revenue1 ($M) 1 Non-GAAP CBR revenue includes purchase accounting adjustments related to CBR deferred revenue of $2.0M and $1.4M for Q3-2016 and Q3-2017, respectively.

HEMATOLOGY/ONCOLOGY: FERAHEME

Solid Financial Performance; Expected Future Growth


Feraheme Revenue[1] ($M)
17%
$22.3
$26.1
Q3-2016
Q3-2017

2017 Growth Drivers

- Continued growth in key segments
- Pull through recent GPO access wins
- Optimize net revenue per gram
- Prepare for expanded label to include all IDA patients[2]
  - PDUFA date: February 2, 2018
  - Would double addressable market, if approved[3]
  - Minimal expansion required from current commercial footprint

[1] Represents Feraheme revenues only. Excludes MuGard revenues as reported on financial statements.
[2] If regulatory approval is received for expansion of the label to include all IDA patients who have an intolerance or unsatisfactory response to oral iron.
[3] AMAG estimates market opportunity using ~$600/gram and 1.3M grams (Q2-2017 IMS data annualized).

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HEMATOLOGY/ONCOLOGY: FERAHEME

Large IV Iron Market of $780M[1,2]

4.5M Total U.S. Patients Diagnosed with Iron Deficiency Anemia[4]

Current Addressable IV Iron Market:

$390M[3]

- Iron deficiency anemia caused by CKD


Feraheme
25%[3]
Other IV irons
75%[3]
Label expansion
doubles
addressable IV
iron market[1]

Additional Addressable Estimated IV Iron Market:

$390M

- Iron deficiency anemia caused by other diseases

Diagnosed IDA Patients

- Under the care of other physician specialists, including **1.5M in women's health**

[1] If regulatory approval is received for broader IDA indication.
[2] AMAG estimates market opportunity using ~$600/gram and 1.3M grams (Q3-2017 IMS data annualized).
[3] AMAG estimates current market using IMS data and internal analytics.
[4] Global Intravenous (I.V.) Iron Drugs Market Report: 2015 Edition.

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Intrarosa Update 15

WOMEN'S HEALTH: INTRAROSA

Intrarosa: Two Key Differentiators

Non-Estrogen[1] with No Boxed Warning


WARNING: ENDOMETRIAL CANCER, ARDIOVASCULAR DISORDERS, BREAST CANC and PROBABLE DEMENTIA

See ull prescribing information for complete oxed warning

Estroge Alone Therapy

- There is n increased risk of endometri cancer in a wom with a uterus who uses u pposed estrogens 3)
- Estrogen-alo therapy should no e used for the prevention of rdiovascular dis se or dementia (5.2, 5.4)
- The Women's He th Initiativ (WHI) estrogen-alone substudy rep ted inc ased risks of stroke and deep vein thron osis VT) (5.2)
- The WHI Memory Stu HIMS) estrogen-alone ancillary study of WHI orted an increased risk of probable dementia in enopausal women 65 years of age and old (5.

Estrogen Plus Proges n Therap

- Estrogen plus pr estin therap should not be used for the preventi n of cardiovasc r disease or dementia (5. 5.4)
- The WHI es ogen plus progestin su tudy reported i reased risks of stroke, D pulmonary embolis (PE), and myocardial infarc n (MI) (5.2)
- The I estrogen plus progestin substudy eported inc ased risks of invasive breast cancer (5)
- T WHIMS estrogen plus progestin ancillary udy WHI reported an increased risk of probable ementia in postmenopausal women 65 years o age and older (5.4)

Differentiated Mechanism of Action

DHEA levels decrease with age


Serum DHEA
100%
80%
60%
40%
20%
0%
30
35
40
45
50
55
60
65
70
75
80
Age (Years)
DHEA
(Androgens + Estrogens)
Intrarosa®
Prasterone VAGINAL INSERTS

[1] Intrarosa is converted by enzymes in the body into androgens and estrogens, though the mechanism of action is not fully established.

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WOMEN'S HEALTH: INTRAROSA

Dyspareunia: Sizable Untapped Treatment Market

~20M women in U.S. suffer from dyspareunia, a symptom of VVA[1]


2017 Focus
1.7M women[3]
Currently on Rx estrogen therapy
Local (intra-vaginal) estrogen therapies = sales of >$1B per year[2]
~6M women[3]
Utilizing OTC treatments
New potential patients represent a market opportunity of ~$14B/year[4]
~12M women[3]
Affected, but not currently seeking treatment

[1] Intrarosa is a steroid indicated for the treatment of moderate to severe dyspareunia, a symptom of vulvar and vaginal atrophy, due to menopause.
[2] Based on IMS SMART Tool NSP and NPA data for total VVA prescriptions.
[3] AMAG estimates based on:
a) Wysocki et al. Management of Vaginal Atrophy: Implications from the REVIVE Survey. Clinical Medicine Insights: Reproductive Health 2014:8 23–30;
b) Kingsberg et al. Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE Survey. J Sex Med 2013;101790-1799; and
c) F. Palma et al: Vaginal atrophy of women in postmenopause. Results from a multicentric observational study: The AGATA study.
[4] Company estimated based on IMS SMART Tool NSP and NPA data.

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WOMEN'S HEALTH: INTRAROSA

Intrarosa Early Launch Priorities

Focused on HCP experience and patient access to treatment

1. Create affordable access for patients

- Increase in percent of covered lives

2. Increase market awareness

- Number of first time prescribers

3. Increase HCP prescribing

- Market share
- Number of HCPs prescribing
- NRx and TRx (growth)

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WOMEN'S HEALTH: INTRAROSA

Intrarosa Launched July 24, 2017


NOW AVAILABLE
for women suffering from moderate to severe painful intercourse due to menopause
Intrarosa
Prasterone
Vaginal Inserts
6.5
Not actual size.

- Launched speakers program with >160 meetings scheduled in Q4-2017
- Samples being distributed to HCP offices to facilitate new patient starts
- Broad and affordable patient access from launch
  - Comprehensive commercial copay savings program
    - $0 copay first month on therapy (regardless of formulary access)
    - Refill copays are no greater than $25 (regardless of formulary access)
  - Growing commercial insurance coverage

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62% 14% 24% 49% 23% 2% 26% Launch Priority 1: Tracking to 65% Year End Goal W O M E N ’ S H E A L T H : I N T R A R O S A 1 IMS FIA data, last 24 months, July 2017. 2 Market research sponsored by AMAG and conducted by Insight Strategy Advisors. 3 MMIT data as of 7/24/17, 9/30/17 and 10/31/17. 20 Commercial Lives Covered3 At Launch At September 30 Today  Approximately 2/3 of prescriptions for VVA are commercial pay1  Top 18 accounts represent >85% of covered lives2  Commercial copay savings card widely available Not covered Covered (unrestricted) Covered (PA/ST) Preferred 39% 38% 2% 21%

WOMEN'S HEALTH: INTRAROSA

Ensuring Success: Increase Market Awareness

1,963 Total HCPs Have Prescribed Intrarosa to date[1]

88% of Prescribing HCPs are OB/GYNs and NPs


18%
4%
4%
4%
70%
OB/GYN
Nurse Practitioner
Physicians Asst.
Family and Internal Medicine
Other

- HCPs continue to be exposed to Intrarosa with sales force objective to drive expanded trial and clinical experience
  - 19,000 HCPs have been visited by an Intrarosa sales rep at least once

[1] Based on IMS data.

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• Attendance of ~700 (largest since conference began 20 years ago) • Maternal and women’s healthcare topics presented by nationally recognized speakers/experts Oct. 11-14, Seattle, WA NAMS 2017 Annual Meeting Planning Meeting October 6, 2017 Confidential - For Internal Use Only. Do Not Distribute. NAMS Annual Meeting Oct. 11-13, Philadelphia, PA • Intrarosa Booth ‒ High engagement during all exhibit sessions • Product Theater ‒ 250+ attendees • Intrarosa featured prominently in other independent podium sessions • Panay: Treating VVA/GSM with lubricants, moisturizers and vaginal DHEA • Pinkerton: NAMS 2017 position statement on hormone therapy. • WISDOM survey report Recent Intrarosa Events W O M E N ’ S H E A L T H : I N T R A R O S A 22

WOMEN'S HEALTH: INTRAROSA

Ensuring Success: Increase HCP Prescribing

Overall Market Share[1]

(Week ending 10/13/17)

Product Market Share of Intrarosa Prescribers[1]

(Since 7/24/17)


Premarin
[VALUE]
Estring
[VALUE]
Osphena
[VALUE]
Intrarosa
[VALUE]
Estrace
[VALUE]
Vagifem/Yuvafem
[VALUE]
[CATEGORY NAME]
[VALUE]
[CATEGORY NAME]
[VALUE]
[CATEGORY NAME]
[VALUE]
Premarin, 20%
Estrace, 32%
[CATEGORY NAME]
[VALUE]

Intrarosa at overall 1% share, but amongst early adopters has achieved an 8% share

[1] Based on IMS data.

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Performance vs. Previous Osphena® Launch 24 W O M E N ’ S H E A L T H : I N T R A R O S A Aggregate TRx totals in first 13 weeks of launch – Intrarosa vs. Osphena1 TRx Intrarosa Osphena - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 1 2 3 4 5 6 7 8 9 10 11 12 13 Week # 1 Based on IMS data for the first 13 weeks of the respective launches.

WOMEN'S HEALTH: INTRAROSA

Dyspareunia: Sizable Untapped Treatment Market

~20M women in U.S. suffer from dyspareunia, a symptom of VVA[1]


2017 Focus
2018 Additional Efforts
1.7M women[3]
~6M women[3]
~12M women[3]
Currently on Rx estrogen therapy
Utilizing OTC treatments
Affected, but not currently seeking treatment
Local (intra-vaginal) estrogen therapies = sales of >$1B per year[2]
New potential patients represent a market opportunity of ~$14B/year[4]

[1] Intrarosa is a steroid indicated for the treatment of moderate to severe dyspareunia, a symptom of vulvar and vaginal atrophy, due to menopause.
[2] Based on IMS SMART Tool NSP and NPA data for total VVA prescriptions.
[3] AMAG estimates based on:
a) Wysocki et al. Management of Vaginal Atrophy: Implications from the REVIVE Survey. Clinical Medicine Insights: Reproductive Health 2014:8 23–30;
b) Kingsberg et al. Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE Survey. J Sex Med 2013;101790-1799; and
c) F. Palma et al: Vaginal atrophy of women in postmenopause. Results from a multicentric observational study: The AGATA study.
[4] Company estimated based on IMS SMART Tool NSP and NPA data.

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WOMEN'S HEALTH: INTRAROSA

Intrarosa: In Summary

- Only FDA-approved non-estrogen[1] locally administered product for moderate to severe dyspareunia due to menopause
  - Only product without a boxed warning
- Differentiated mechanism of action
- Significant market opportunity with sizeable revenue potential
- Only 13 weeks into launch, significant progress in:
  - Creating immediate patient access
  - Accelerating awareness
  - Initiating physician and patient experience





amag PHARMACEUTICALS

[1] Intrarosa is converted by enzymes in the body into androgens and estrogens, though the mechanism of action is not fully established.

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Financial Results and Guidance Update Ted Myles Chief Financial Officer 27

$143.71 $153.7 ($249.7) $38.8 $380.21 $451.61 $64.3 ($286.1) Q3-2016 Q3-2017 Makena revenue CBR revenue Feraheme/MuGard revenue GAAP Operating income (loss) 7% YTD-2016 YTD-2017 19% 3-months Ended September 30 9-months Ended September 30 1 Excludes $40,000 in Q3-2016, $313,000 YTD-2016 and $53,000 YTD-2017 of “License fee, collaboration and other revenues”. Continued Product Revenue Growth and Portfolio Investments 28 Intrarosa revenue GAAP Financials ($M)

Continued Product Revenue Growth and Portfolio Investments $395.81 $188.3 $455.71 $164.4 YTD 2016 YTD 2017 15% $145.71 $76.2 $155.1 $56.7 Q3-2016 Q3-2017 6% 1 See slide 37 for a reconciliation of GAAP to non-GAAP financial results. 2 Excludes license fee, collaboration and other revenues of $40,000 in Q3-2016, $313,000 YTD-2016 and $53,000 YTD-2017. 3 Includes purchase accounting adjustments related to CBR deferred revenue of $1.4M in Q3-2017, $2.0M in Q3-2016, $4.1M YTD-2017 and $15.6M YTD-2016. 29 3-months Ended September 30 9-months Ended September 30 Non-GAAP Financials1 ($M) Makena revenue CBR revenue3 Feraheme/MuGard revenue GAAP Operating income (loss) Intrarosa revenue

Updated 2017 Financial Guidance 30 ($M) 2017 GAAP Guidance 2017 Non-GAAP Guidance1 Previous Updated Previous Updated Makena sales $410 - $440 $385 - $395 $410 - $440 $385 - $395 Feraheme/MuGard sales $100 - $110 No change $100 - $110 No change CBR service revenue $110 - $120 No change $115 - $1252 No change Intrarosa sales $5 - $15 $1 - $3 $5 - $15 $1 - $3 Total revenue $625 - $685 $596 - $628 $630 - $690 $601 - $633 Net loss ($62) - ($31) ($235) – ($220) N/A N/A Operating income (loss) ($23) - $27 ($319) – ($299) N/A N/A Adjusted EBITDA N/A N/A $210 - $260 $210 - $230 1 See slide 38 for a reconciliation of 2017 financial guidance. 2 Revenue includes purchase accounting adjustments related to CBR deferred revenue.

 Longer term debt maturities that better align with business strategy  Strong cash and investments balance of $394M and positive EBITDA generation support investments in: – Next generation products in current portfolio – Advancement of new product portfolio (Intrarosa and bremelanotide) – Expansion of portfolio through business development Financial Results and Improved Balance Sheet Support Evolving Business Model 31

Key Priorities & Closing Remarks Bill Heiden President & CEO 32

AMAG Portfolio: Multiple Value Drivers

Milestone	2017				2018				2019	
INTRAROSA	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Commercial launch in dyspareunia			✓							
Initiate Phase 3 HSDD study				✓						
Initiate digital consumer campaign					●					
MAKENA INTRAMUSCULAR FORMULATION	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Authorized generic readiness					●					
MAKENA SUBCUTANEOUS AUTO-INJECTOR	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Topline PK data	✓									
sNDA submission		✓								
Expected FDA action and launch					●					
FERAHEME IDA LABEL EXPANSION	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Topline data		✓								
Regulatory submission			✓							
Expected FDA action and launch					●					
BREMELANOTIDE	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
NDA submission					●					
FDA advisory committee meeting								●		
Expected FDA action and launch									●	
VELO – SEVERE PREECLAMPSIA	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Initiate Phase 2b/3a study	✓									

amag

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Key Priorities Intrarosa  Drive successful launch ‒ Continue to increase the number of commercial covered lives ≥65% ‒ Expand number of prescribing physicians/nurses ‒ NRx and TRx (growth) Makena  Increase patient market share and adherence to therapy  Prepare for Q1-2018 launch of sub-q auto-injector1  Prepare for potential 2018 competitive threat CBR  Continue to grow new enrollments Feraheme  Hold/increase market share and grow market  Prepare for launch of broader IDA (all causes) label in 1H-20181 Bremelanotide  Conclude all work in preparation for Q1-2018 NDA filing Portfolio Expansion  Expand and diversify product portfolio with longer-lived, durable assets through licensing or acquisition transactions Financial  Continue to drive toward non-GAAP revenue of $617M (midpoint of guidance)  Grow adjusted EBITDA to $220M (midpoint of guidance) 1 If regulatory approval is received. 34

AMAG Pharmaceuticals Q&A 35

Appendix 36

Reconciliation of GAAP to Non-GAAP Financial Results ($M) GAAP operating income (loss) Purchase accounting adjustments related to CBR deferred revenue Depreciation and intangible asset amortization Non-cash inventory step-up adjustments Stock-based compensation Adjustments to contingent consideration Restructuring costs Transaction / acquisition related costs Acquired IPR&D Impairment charge of intangible assets Non-GAAP adjusted EBITDA Q3-2017 Q3-2016 YTD-2017 YTD-2016 ($249.7) $38.8 ($286.1) $64.3 1.4 2.0 4.1 15.6 28.9 24.6 87.6 65.1 0.4 1.6 1.3 4.7 6.4 5.5 18.1 16.8 (49.9) 3.7 (47.1) 5.1 -- -- -- 0.7 -- -- 1.5 -- -- -- 65.8 -- 319.2 -- 319.2 16.0 $56.7 $76.2 $164.4 $188.3 37

Reconciliation of GAAP to Non-GAAP 2017 Financial Guidance 2017 Financial Guidance ($M) GAAP net loss ($235) – ($220) Adjustments: Interest expense, net 68 Loss on debt extinguishment 10 Provision for income tax benefit (162) – (157) Operating income (loss) ($319) – ($299) Purchase accounting adjustments related to CBR deferred revenue 6 Depreciation & intangible asset amortization 155 Non-cash inventory step-up adjustments 2 Stock-based compensation 27 Adjustments to contingent consideration (46) Intangible asset impairment 319 Acquired IPR&D1 66 Non-GAAP adjusted EBITDA $210 - $230 1 Reflects final transaction accounting treatment for Endoceutics license transaction that closed April 3, 2017. 38

Share Count Reconciliation 1 Employee equity incentive awards and convertible notes would be anti-dilutive in this period. 2 Reflects the Non-GAAP dilutive impact of employee equity incentive awards. 3 Reflects the impact of the non-GAAP benefit of the bond hedge and warrants. (M) Q3-2017 Q3-2016 YTD 2017 YTD 2016 Weighted average basic shares outstanding 35.3 34.2 34.9 34.4 Employee equity incentive awards --1 0.5 --1 0.4 Convertible notes --1 7.4 --1 --1 GAAP diluted shares outstanding 35.3 42.1 34.9 34.8 Employee equity incentive awards 0.22 -- 0.32 -- Effect of bond hedge and warrant -- (7.4)3 -- -- Non-GAAP diluted shares outstanding 35.5 34.7 35.2 34.8 39

AMAG Pharmaceuticals Q3-2017 Financial Results & Corporate Update November 2, 2017 40